Exhibit 99.1

Norstan Reports First Quarter Fiscal 2005 Results; Operating Income Totaled $2.4 Million EPS of $0.09 Per Share

    MINNEAPOLIS--(BUSINESS WIRE)--Sept. 7, 2004--Norstan, Inc. (Nasdaq:NRRD), a leading provider of communications solutions and services, today reported revenues of $54.4 million for the first quarter ended July 31, 2004, versus $56.9 million reported in the first quarter of fiscal 2004. First quarter operating income totaled $2.4 million compared with an operating loss of $2.9 million in the first quarter of fiscal 2004. The company reported first quarter net income of $1.2 million, or $0.09 per share, versus a first quarter net loss of $1.9 million, or $0.15 per share. Gross margin of 29.6 percent improved from 28.1 percent one year ago.
    During the quarter, Norstan sold the assets and intellectual property related to Norstan CDG to IPcelerate, Inc., a privately held developer of Voice over IP (VoIP) applications, for $2.5 million in cash and promissory notes, and the assumption by the purchaser of approximately $400,000 in liabilities. Pursuant to the terms of the purchase agreement, the company received $1.25 million at closing and $1.25 million evidenced by non-interest promissory notes in favor of Norstan ($1.05 million due January 30, 2005 and $200,000 due February 28, 2005). Norstan recorded a pre-tax gain of $88,000 from the sale in the first quarter of fiscal 2005. The company believes it can continue to offer its customers access to VoIP applications without the development expenses associated with the on-going operations of the CDG business.
    "We are pleased with our first quarter performance," said Scott G. Christian, Norstan's president and CEO. "While our revenues were down modestly over last year, the quality of our revenues has improved, as reflected in higher gross margins. Our efforts to properly size our business have continued to improve results; our operating profitability has strengthened and cash flow has improved steadily."
    The company's expense structure continued to improve in the first quarter of fiscal 2005. SG&A expenses decreased 3.1 percent sequentially and 27.2 percent year-over-year as a result of the company's fiscal 2004 restructuring initiatives. This significant reduction in spending was somewhat offset by the recording of $1.5 million in incentive compensation costs accrued during the first quarter of fiscal 2005.
    EBITDA (earnings before interest, taxes, depreciation and amortization) from continuing operations for the first quarter of fiscal 2005 totaled $4.3 million, an improvement from negative EBITDA of $691,000 reported in the first quarter of last year. Sequentially, EBITDA remained steady as compared to the $4.4 million reported in the fourth quarter of fiscal 2004, excluding restructuring and other charges.

    Sequential Results

    First quarter fiscal 2005 revenues declined modestly from the $57.5 million reported in the fourth quarter of fiscal 2004. Gross margin totaled 29.6 percent compared to the 29.2 percent reported last quarter. Operating income of $2.4 million showed significant improvement from the $6.8 million operating loss reported last quarter. Net income also improved from the $4.6 million loss, or $0.35 per share, reported last quarter. Norstan recorded $9.4 million in pre-tax restructuring and other charges during the fourth quarter of fiscal 2004.

    Fiscal 2005 Outlook

    Norstan's management believes it prudent not to provide forward-looking financial guidance for fiscal 2005. However, as the company's strategic focus has changed from one of higher revenue through aggressive growth, Norstan is focusing in fiscal 2005 on profitability through several initiatives, such as improving gross margins, delivering advanced business applications, driving additional sales to its existing customer base, selectively developing new business in certain technologies and continued development of our Resale Services business. This change in strategic focus may result in lower revenues but deliver higher profitability and cash flow in fiscal 2005 than in fiscal 2004.

    Conference Call and Webcast

    Norstan will discuss its first quarter fiscal year results on a conference call scheduled today, September 7, at 5 p.m. Eastern time. The conference call can be accessed toll-free by callers at (888) 333-4519 or on the Internet at www.norstan.com. Starting today at approximately 7:00 p.m. Eastern time, the replay of the call can be accessed toll-free until midnight, September 15, by dialing (866) 518-1010 (ID number P516079N) or on the Internet at www.norstan.com.

    2004 Annual Shareholders' Meeting

    Norstan will hold its 2004 Annual Shareholders' Meeting on
Wednesday, September 15, 2004, at 2:00 p.m. central time, at the Minneapolis Marriott Southwest, 5801 Opus Parkway in Minnetonka,
Minnesota.

    About Norstan, Inc.

    Norstan, Inc. (Nasdaq:NRRD) is a full-service communications solutions company that delivers voice and data technologies and services, and remanufactured equipment to corporate end-users and public sector companies. Norstan offers a full range of integrated technologies for converged solutions, customer contact solutions and ProtectNet(R) Life Cycle services. The company has offices located throughout the U.S. and Canada. To learn more, visit the Norstan website at www.norstan.com.

    GAAP to Non-GAAP Reconciliation

    To comply with Regulation G promulgated pursuant to the Sarbanes-Oxley Act, Norstan has attached to this news release and will post to the company's investor relations web site (www.norstan.com) reconciliations of differences between non-GAAP and GAAP financial information that may be required in connection with issuing the company's quarterly and full-year financial results.

    Form 8-K

    Concurrent with this news release, Norstan filed a Form 8-K with the SEC as required by Item 2.02 of the instructions to Form 8-K. This Form 8-K is available on Norstan's Investor Relations web site
(www.norstan.com) and on the SEC's web site (www.sec.gov).

    Cautionary Statement Under the Private Securities Litigation
Reform Act of 1995

    This news release may contain forward-looking statements within the meaning of the Private Securities Litigation Acts of 1995. A number of factors should be considered in conjunction with the above forward-looking statements, including changes in economic and market conditions, factors related to the development of new technologies, product pricing and margins, labor costs, industry regulation, management of growth, integration of acquisitions, funding and sourcing of adequate inventory, access to adequate financing and other factors set forth in cautionary statements included in Norstan's Annual Report on Form 10-K and other documents as filed with the Securities and Exchange Commission from time to time. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management's analysis only as of the date of this release. The company undertakes no obligation to update these forward-looking statements to reflect events and circumstances that may arise after the date of this release. Disclosure of revenue dollars are not intended to reflect materiality, and are subject to confidentiality provisions and customer consent.

    Norstan and associated product names are trademarks or registered trademarks of Norstan, Inc. in the United States and/or other countries. All other products and services mentioned in this document may be trademarks of the companies with which they are associated.



                    NORSTAN, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except per share amounts)




                                                 For the Quarter Ended
                                                 ---------------------
                                                  July 31,  August 2,
                                                    2004       2003
                                                 ---------- ----------

Revenues

  Communications Solutions and Services            $46,023    $49,618
  Resale Services                                    8,378      7,266

                                                 ---------- ----------

     Total revenues                                 54,401     56,884
                                                 ---------- ----------

Cost of sales                                       38,305     40,918
                                                 ---------- ----------

Gross margin

  Communications Solutions and Services             13,211     13,558
  Resale Services                                    2,885      2,408

                                                 ---------- ----------

     Total gross margin                             16,096     15,966
                                                 ---------- ----------

    SG and A expenses                               13,725     18,847

                                                 ---------- ----------

Operating income (loss)                              2,371     (2,881)

    Interest expense                                  (621)      (448)
    Other income, net                                  120          7
                                                 ---------- ----------

Net income (loss) from continuing operations
 before taxes                                        1,870     (3,322)

    Income tax provision (benefit)                     710     (1,296)
                                                 ---------- ----------

Net income (loss) from continuing operations         1,160     (2,026)

Discontinued operations (net of tax):

   Gain from disposal of discontinued
    operations, net of tax                              87        154

                                                 ---------- ----------

Net income (loss)                                   $1,247    $(1,872)
                                                 ========== ==========

Net income (loss) per diluted share:
                           Continuing operations     $0.08     $(0.16)
                         Discontinued operations      0.01       0.01
                                                 ---------- ----------

Net income (loss) per diluted share                  $0.09     $(0.15)
                                                 ========== ==========

Weighted average diluted shares outstanding         13,662     12,856
                                                 ========== ==========



                    NORSTAN, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
                 (In Thousands, Except Share Amounts)


                                                    July 31, April 30,
                                                      2004     2004
                                                    -------- ---------
                                ASSETS
                                ------

CURRENT ASSETS
Cash                                                 $4,520    $2,724
Accounts receivable, net                             33,864    32,795
Current lease receivables                             3,273     4,603
Inventories                                           8,941     8,999
Costs and estimated earnings in excess of billings    4,992     4,786
Deferred income taxes                                 5,985     5,985
Prepaid expenses, deposits and other                  6,157     5,770
Net current assets of discontinued operations           737       627
                                                    -------- ---------

           Total current assets                      68,469    66,289
                                                    -------- ---------

PROPERTY AND EQUIPMENT
Furniture, fixtures and equipment                    77,165    84,423
Less accumulated depreciation and amortization      (65,227)  (71,242)
                                                    -------- ---------

           Net property and equipment                11,938    13,181
                                                    -------- ---------

OTHER ASSETS
Lease receivables, net                                1,280     1,020
Deferred income taxes                                12,216    12,979
Goodwill                                              4,123     4,477
Other                                                 1,591     2,498
                                                    -------- ---------

           Total other assets                        19,210    20,974
                                                    -------- ---------

                                                    $99,617  $100,444
                                                    ======== =========

                 LIABILITIES AND SHAREHOLDERS' EQUITY
                 ------------------------------------

CURRENT LIABILITIES
Current maturities of long-term debt                 $4,000    $4,400
Current maturities of discounted lease rentals        2,290     2,802
Accounts payable                                     11,687    11,990
Deferred revenue                                     23,254    21,769
Accrued liabilities                                  15,525    14,951
Billings in excess of costs and estimated earnings    6,711     8,291
                                                    -------- ---------
                                                          -         -
           Total current liabilities                 63,467    64,203
                                                    -------- ---------

LONG-TERM DEBT, NET                                  16,000    16,833
DISCOUNTED LEASE RENTALS, NET                           412       750
NET NON-CURRENT LIABILITIES OF DISCONTINUED
 OPERATIONS                                              80       100
OTHER LIABILITIES                                     2,535     3,003
                                                    -------- ---------

           Total liabilities                         82,494    84,889
                                                    -------- ---------

SHAREHOLDERS' EQUITY
Common stock - $0.10 par value: 40,000,000
 authorized shares: 13,554,237 and 13,365,326
 shares issued and outstanding                        1,355     1,337
Capital in excess of par value                       58,906    58,474
Accumulated deficit                                 (40,669)  (41,916)
Unamortized cost of stock                              (552)     (372)
Accumulated other comprehensive loss                 (1,917)   (1,968)
                                                    -------- ---------

           Total shareholders' equity                17,123    15,555
                                                    -------- ---------

                                                    $99,617  $100,444
                                                    ======== =========



                    NORSTAN, INC. AND SUBSIDIARIES
            Reconciliation of Non-GAAP Financial Measures
                            (In thousands)


Earnings before interest, taxes, depreciation and amortization
 (EBITDA) - continuing operations
----------------------------------------------------------------------


                                             For the Quarter Ended
                                          ----------------------------
                                          July 31, April 30, August 2,
                                            2004     2004      2003
                                          -------- --------- ---------

Net Income - Continuing Operations          1,160    (4,652)   (2,026)

Interest                                      621       618       448
Taxes                                         710    (2,717)   (1,296)
Depreciation/Amortization                   1,834     1,807     2,183
                                          -------- --------- ---------

EBITDA - Continuing Operations              4,325    (4,944)     (691)

Restructuring and other charges                 -     9,368         -
                                          -------- --------- ---------

EBITDA - Continuing Operations before
 restructuring and other charges            4,325     4,424      (691)
                                          ======== ========= =========

    CONTACT: Norstan, Inc., Minneapolis
             Jan W. Drymon, 952-352-4292
             jan.drymon@norstan.com
             or
             The Carideo Group
             Tony Carideo, 612-317-2880
             tony@carideogroup.com